Exhibit 10.1
AMENDMENT NUMBER 12 TO
AMENDED AND RESTATED LOAN AGREEMENT
     THIS AMENDMENT NUMBER 12 TO AMENDED AND RESTATED LOAN AGREEMENT, dated as of March 21, 2007 (this “Amendment”), is made by and between CF LEASING LTD., a company organized and existing under the laws of the Islands of Bermuda (together with its successors and permitted assigns, the “Borrower”), and FORTIS BANK (NEDERLAND) N.V., a Naamloze Vennootschap (“Fortis”).
W I T N E S S E T H:
     WHEREAS, the Borrower, as borrower, Fortis, as agent and lender, and the other financial institutions from time to time party thereto, as lenders (the “Lenders”), have previously entered into that certain Loan Agreement, dated as of September 18, 2002 (the “Loan Agreement”), as amended and restated as of March 7, 2003, and subsequently amended by Amendment Number 1 thereto, dated as of October 15, 2003, Amendment Number 2 thereto, dated as of March 4, 2004, Amendment Number 3 thereto, dated as of April 30, 2004, Amendment Number 4 thereto, dated as of May 31, 2004, Amendment Number 5 thereto, dated as of June 15, 2004, Amendment Number 6 thereto, dated as of June 15, 2005, Amendment Number 7 thereto, dated as of January 17, 2006, Amendment Number 8 thereto, dated as of June 14, 2006, Amendment Number 9 thereto, dated as of September 29, 2006, Amendment Number 10 thereto, dated as of October 31, 2006, and Amendment Number 11 thereto, dated as of November 8, 2006;
     WHEREAS, immediately prior to the effectiveness of this Amendment, the Borrower, pursuant to Section 203(b) of the Loan Agreement, prepaid the Notes in full, terminated the Commitments of the Lenders (other than Fortis), and each Lender (other than Fortis) ceased to be a party to the Loan Agreement;
     WHEREAS, after giving effect to such prepayment, the Borrower and Fortis desire to amend the Loan Agreement as follows: (i) to increase the Aggregate Commitment from Three Hundred Fifty Million Dollars ($350,000,000) to Four Hundred Twenty Million Dollars ($420,000,000), (ii) to increase the portion of the Commitment with respect to Fortis from One Hundred Thirty-Seven Million Five Hundred Thousand Dollars ($137,500,000) to Four Hundred Twenty Million Dollars ($420,000,000), (iii) to issue an additional Note to Fortis in the amount of Two Hundred Eighty-Two Million Five Hundred Thousand Dollars ($282,500,000), reflecting Fortis’s increased Commitment on the date hereof, and (iv) to amend the definition of Interest Rate, upon the terms, and subject to the conditions, hereinafter set forth, and in reliance on the representations and warranties of Borrower set forth herein;
     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:
     SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Loan Agreement.

     SECTION 2. Full Force and Effect. Other than as specifically modified hereby, the Loan Agreement shall remain in full force and effect in accordance with the terms and provisions thereof and is hereby ratified and confirmed by the parties hereto.
     SECTION 3. Amendments to the Loan Agreement. Effective upon the date hereof, following the execution and delivery hereof and following the prepayment described in the second Whereas clause hereof,
     (a) The definition of “Conversion Date” in Section 101 of the Loan Agreement is hereby amended and restated in its entirety as follows:
     “ Conversion Date: With respect to the Commitment of any Lender, the earlier to occur of (i) October 31, 2007 (as such date may be extended in accordance with Section 201(f)), and (ii) the date on which an Early Amortization Event initially occurs.”
     (b) The definition of “Effective Date” in Section 101 of the Loan Agreement is hereby amended and restated in its entirety as follows:
     “ Effective Date: March 21, 2007.”
     (c) The definition of “Interest Rate” in Section 101 of the Loan Agreement is hereby amended and restated in its entirety as follows:
     “ Interest Rate: For each Interest Period, one of the following:
     (A) if no Early Amortization Event has occurred and is then continuing, a rate per annum equal to the sum of (i) Adjusted LIBOR (or, if a Eurodollar Disruption Event is then continuing, the Prime Rate) for such Interest Period, plus (ii) (x) during the period from and including the Effective Date to, but excluding, October 31, 2007, three quarters of one percent (0.75%) per annum, (y) if an extension of the Conversion Date to not later than October 31, 2008 has been agreed in accordance with Section 201(f), during the period from October 31, 2007 to, but excluding, any such extended Conversion Date to occur not later than October 31, 2008, one and one quarter of one percent (1.25%) per annum, or (z) on and after the Conversion Date, one and five-eighths of one percent (1.625%) per annum; or
     (B) if an Early Amortization Event has occurred and is then continuing, a rate per annum equal to the sum of (i) Adjusted LIBOR (or, if a Eurodollar Disruption Event is then continuing, the Prime Rate) for such Interest Period, plus (ii) two percent (2.00%) per annum.”
     (d) Each reference to “Three Hundred Fifty Million Dollars ($350,000,000)” in Paragraphs (a), (b), (c) and (d) of Section 201 of the Loan Agreement is hereby replaced with the words “Four Hundred Twenty Million Dollars ($420,000,000)”.

     (e) The reference to “Three Hundred Fifty Million Dollars ($350,000,000)” in Section 1002 of the Loan Agreement is hereby replaced with the words “Four Hundred Twenty Million Dollars ($420,000,000)”.
     (f) Each reference to “Three Hundred Fifty Million Dollars ($350,000,000)” in Paragraph (i)(D) of Section 1203 of the Loan Agreement is hereby replaced with the words “Four Hundred Twenty Million Dollars ($420,000,000)”.
     (g) Schedule 1 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with Schedule 1 attached hereto.
     SECTION 4. Representations, Warranties and Covenants.
     The Borrower hereby confirms that each of the representations, warranties and covenants set forth in Articles V and VI of the Loan Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.
     SECTION 5. Effectiveness of Amendment; Terms of this Amendment.
     (a) This Amendment shall become effective as of the date first written above.
     (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Loan Agreement, and (ii) each reference in the Loan Agreement to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other document to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended or modified hereby.
     (d) Except as expressly amended or modified hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
     SECTION 6. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts (including by facsimile and/or email), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
     SECTION 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES; PROVIDED THAT SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 8. Consent to Jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST FORTIS ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY AND COUNTY OF NEW YORK, STATE OF NEW YORK AND FORTIS AND THE BORROWER EACH HEREBY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF ENFORCING THIS AMENDMENT, FORTIS, EACH LENDER AND THE BORROWER EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. FORTIS AND THE BORROWER HEREBY EACH IRREVOCABLY APPOINTS AND DESIGNATES CT CORPORATION SYSTEM, HAVING AN ADDRESS AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK, 10011, ITS TRUE AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF RECEIVING AND FORWARDING LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND FORTIS AND THE BORROWER EACH AGREE THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON. PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402, FORTIS AND THE BORROWER SHALL EACH MAINTAIN THE DESIGNATION AND APPOINTMENT OF SUCH AUTHORIZED AGENT UNTIL ALL AMOUNTS PAYABLE UNDER THE LOAN AGREEMENT SHALL HAVE BEEN PAID IN FULL. IF SUCH AGENT SHALL CEASE TO SO ACT, FORTIS OR THE BORROWER, AS THE CASE MAY BE, SHALL IMMEDIATELY DESIGNATE AND APPOINT ANOTHER SUCH AGENT SATISFACTORY TO FORTIS AND SHALL PROMPTLY DELIVER TO FORTIS EVIDENCE IN WRITING OF SUCH OTHER AGENT’S ACCEPTANCE OF SUCH APPOINTMENT.
     SECTION 9. No Novation. Notwithstanding that the Loan Agreement is hereby amended by this Amendment as of the date hereof, nothing contained herein shall be deemed to cause a novation or discharge of any existing indebtedness of the Borrower under the Loan Agreement, or the security interest in the Collateral created thereby.
[Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

CF LEASING LTD.

By:	/s/ Dennis J. Tietz
	Name:	Dennis J. Tietz
	Title:	Director

FORTIS BANK (NEDERLAND) N.V.
By:	/s/ Martijn P. Nijs
	Name:	Martijn P. Nijs
	Title:	Senior Manager

By:	/s/ J.F.G.M. Wolfhagen
	Name:	J.F.G.M. Wolfhagen
	Title:	Director Portfolio Risk Management

SCHEDULE 1
LIST OF LENDERS AND RESPECTIVE COMMITMENTS

Lender	Commitment

Fortis Bank (Nederland) N.V.	$420,000,000